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                                                                  EXHIBIT 10.23


                                 AWARD NOTICE

                      NOTICE OF NONQUALIFIED STOCK OPTION
                            GRANTED PURSUANT TO THE
                            EASTMAN CHEMICAL COMPANY
                    1997 OMNIBUS LONG-TERM COMPENSATION PLAN




                               Grantee:

                               Number of Shares: 40,000

                               Option Price: $37.9375

                               Date of Grant: October 19, 1999



        1. GRANT OF OPTION. This Award Notice serves to notify you that the Compensation and Management Development Committee (the "Committee") of the Board of Directors of Eastman Chemical Company ("Company") has granted to you, under the Company's 1997 Omnibus Long-Term Compensation Plan (the "Plan"), a nonqualified stock option ("Option") to purchase, on the terms and conditions set forth in this Award Notice and the Plan, up to the number of shares of its $.01 par value Common Stock ("Common Stock") set forth above, at a price equal to $37.9375 per share. The Plan is incorporated herein by reference and made a part of this Award Notice. Capitalized terms not defined herein have the respective meanings set forth in the Plan. The principal terms of the Plan, and of the offer by the Company of the shares of Common Stock covered by the Option, are described in the Prospectus for the Plan, which Prospectus will be delivered to you by the Company.

        2. PERIOD OF OPTION AND LIMITATIONS ON RIGHT TO EXERCISE. Subject to earlier cancellation of all or a portion of the Option as described in Sections 3, 6 and 7 of this Award Notice, the Option will expire at 5:00 p.m., Eastern Standard Time, on October 18, 2009 ("Expiration Date").

        3.      EXERCISE OF OPTION.

                (a) Subject to the terms set forth in this Award Notice and to the price vesting conditions set forth in section 3(b), the Option will become exercisable as to one half the shares covered hereby on October 19, 2000, and as to the remaining shares on October 19, 2001.


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                (b) Subject to the terms set forth in this Award Notice and to the time vesting terms set forth in section 3(a), the Option will become exercisable as to the number of underlying shares corresponding to the applicable stock price condition, as set forth below:


                   Number of Underlying
                    Shares (Percentage
                       of Grant)             Stock Price Condition*
                   --------------------      ----------------------
                           400   (1%)                  $39.00
                           800   (2%)                   40.00
                          1200   (3%)                   41.00
                          1600   (4%)                   42.00
                          2400   (6%)                   43.00
                          3200   (8%)                   44.00
                          4000  (10%)                   45.00
                          4800  (12%)                   46.00
                          5600  (14%)                   47.00
                          6400  (16%)                   48.00
                          7200  (18%)                   49.00
                          8000  (20%)                   50.00
                          9200  (23%)                   51.00
                         10400  (26%)                   52.00
                         11600  (29%)                   53.00
                         12800  (32%)                   54.00
                         14000  (35%)                   55.00
                         15200  (38%)                   56.00
                         16400  (41%)                   57.00
                         17600  (44%)                   58.00
                         18800  (47%)                   59.00
                         20000  (50%)                   60.00
                         22000  (55%)                   61.00
                         24000  (60%)                   62.00
                         26000  (65%)                   63.00
                         28000  (70%)                   64.00
                         30000  (75%)                   65.00
                         32000  (80%)                   66.00
                         34000  (85%)                   67.00
                         36000  (90%)                   68.00
                         38000  (95%)                   69.00
                         40000 (100%)                   70.00


                *A price vesting condition is met if the average of the Fair
              Market Value of the Common Stock for twenty (20) consecutive trading days equals or exceeds the applicable stock price.

                Once one of the price conditions has been met, that portion of the Option subject to that price condition will be vested with regard to the price vesting condition and will not again be subject to the same price


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vesting condition. In the event that no price condition is met, the entire
Option will be cancelled and forfeited on the second anniversary of the date of grant, without payment of any consideration by the Company. In the event that any price condition is met but any higher price conditions are not met, that portion of the Option subject to price conditions which have not been met will be cancelled and forfeited on the second anniversary of the date of grant, without payment of any consideration by the Company. In the event that termination for an approved reason, as outlined in section 6, occurs prior to the end of the price vesting period, the price vesting terms will remain in effect.

                (c) The following table illustrates the combined time vesting and price vesting terms outlined in sections 3(a) and 3(b):


                       TIME/PRICE VESTING SCHEDULE MATRIX

                Percentage of
                 Grant Price                               Number of            Number of
                  Vested if                            Underlying Shares    Underlying Shares
                 Stock Price         Stock Price       as of 10/19/00 at    As of 10/19/01 at
                Condition Met         Condition               50%                 100%
                -------------        -----------       -----------------    -----------------
                      1%              $39.00                   400                  400
                      2%               40.00                   400                  800
                      3%               41.00                   600                 1200
                      4%               42.00                   800                 1600
                      6%               43.00                  1200                 2400
                      8%               44.00                  1600                 3200
                     10%               45.00                  2000                 4000
                     12%               46.00                  2400                 4800
                     14%               47.00                  2800                 5600
                     16%               48.00                  3200                 6400
                     18%               49.00                  3600                 7200
                     20%               50.00                  4000                 8000
                     23%               51.00                  4600                 9200
                     26%               52.00                  5200                10400
                     29%               53.00                  5800                11600
                     32%               54.00                  6400                12800
                     35%               55.00                  7000                14000
                     38%               56.00                  7600                15200
                     41%               57.00                  8200                16400
                     44%               58.00                  8800                17600
                     47%               59.00                  9400                18800
                     50%               60.00                 10000                20000
                     55%               61.00                 11000                22000
                     60%               62.00                 12000                24000
                     65%               63.00                 13000                26000
                     70%               64.00                 14000                28000
                     75%               65.00                 15000                30000
                     80%               66.00                 16000                32000
                     85%               67.00                 17000                34000
                     90%               68.00                 18000                36000
                     95%               69.00                 19000                38000
                    100%               70.00                 20000                40000


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                (d) Upon your death, your personal representative may exercise the retained portion of the Option as described in section 6, subject to the terms set forth in this Award Notice, until the Expiration Date.

                (e) The Option may be exercised in whole or in part by completing and returning the exercise form delivered with the Option. The exercise form generally must be accompanied by, or make provision for, full payment in cash; by check; or by surrendering unrestricted shares of Common Stock together with proof that such shares, if acquired through a previous option exercise, have been owned by the optionee for at least six months prior to the date of exercise of the Option; or in any combination of the foregoing; however, if you wish to pay with shares of Common Stock already held by you, you may submit a Stock Validation Form attesting to the ownership of the shares instead of sending in actual share certificates. The value of any surrendered shares of Common Stock used in payment of the exercise price under the Option will be equal to the Fair Market Value thereof as of the date of exercise.

        4. NONTRANSFERABILITY. The Option is not transferable except by will or by the laws of descent and distribution, and may not be sold, assigned, pledged or encumbered in any way, whether by operation of law or otherwise. The Option may be exercised only by you during your lifetime, except in the case of a permanent disability involving mental incapacity.

        5. LIMITATION OF RIGHTS. You will not have any rights as a shareowner with respect to the shares covered by the Option until you become the holder of record of such shares by exercising the Option. Neither the granting of the Option, nor the Plan or this Award Notice, gives you any right to remain employed by the Company or a Subsidiary.

        6. TERMINATION. Upon termination of your employment with the Company or a Subsidiary by reason of death, disability or retirement, or for another approved reason, as determined by the Committee, the portion of the Option retained in accordance with the next sentence of this section will remain available for exercise in accordance with the time vesting and price vesting terms outlined in section 3, the forfeiture provisions in section 7, and the other terms of this Award Notice. The portion of the Option that will be subject to exercise following termination of your employment with the Company for a reason specified in the preceding sentence will be up to 13,333 shares if termination occurs on or before October 19, 2000; up to 26,667 shares if termination occurs on or before October 19, 2001; and 40,000 options if termination occurs after October 19, 2001. Upon termination of your employment with the Company or a Subsidiary for a reason other than death, disability, retirement or another approved reason, any portion of the Option not previously exercised by you will be canceled and forfeited by you, without payment of any consideration by the Company. The provisions of this section 6 shall be subject to the provisions of section 9 and shall become null and void and of no force and effect insofar as they apply to a termination following a Change in Control under the circumstances described in Section 25(a) of the Plan.

        7.      NONCOMPETITION; CONFIDENTIALITY; ADVERSE ACTIVITY.

                (a) Except as described in Sections 24 and 25 of the Plan, you will forfeit all rights under any unexercised portion of the Option if you violate the noncompetition and confidentiality provisions contained in Section 20 of the Plan.

                (b) You will forfeit all rights under any unexercised portion of the Option if following your termination of employment with the Company you
(i) solicit or induce any employee to leave the employ of the Company; (ii) hire or attempt to hire any employee of the Company; or, (iii) solicit the trade of or trade with customers and suppliers of the Company for any business purpose. If you, during your employment or thereafter, engage in activity, which, in the sole discretion of the Committee, is deemed to be in conflict with or adverse to the interests of the Company, any unexercised portion of the Option will be forfeited and cancelled immediately. Such adverse activity by you shall include, but is not limited to, the following: (i) become associated with, become employed by or render services to, or own an interest in (other than as a shareholder with a nonsubstantial interest in such business) any business or enterprise that is engaged in competition with the Company; or (ii) recruit, solicit or induce, or attempt to induce, any employee or employees of the Company or any affiliate of the


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                (c) Company to terminate their employment with, or otherwise cease their relationship with, the Company or affiliate; or (iii) solicit, divert or take away, or attempt to take away, the business patronage of any of the clients, customers, accounts, or prospective clients, customers or accounts, which were contacted, solicited or served by the Company during your employment; or (iv) initiate litigation against the Company; or (v) criticize, denigrate or otherwise speak adversely against the Company; or (vi) violate the Company's ethics and business conduct guidelines. The provisions of this section 7(b) shall be subject to the provisions of section 9, and shall become null and void and of no force and effect insofar as they apply to activity by you following your termination after a Change in Control under the circumstances described in Section 25(a) of the Plan.

        8. RESTRICTIONS ON ISSUANCE OF SHARES. If at any time the Company determines that listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law, or the approval of any governmental agency, is necessary or advisable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        9. CHANGE IN OWNERSHIP; CHANGE IN CONTROL. Sections 24 and 25 of the Plan contain certain special provisions that will apply to the Option in the event of a Change in Ownership or Change in Control, respectively.

        10. ADJUSTMENT OF SHARES. If the number of outstanding shares of Common Stock changes through the declaration of stock dividends or stock splits, the number of shares subject to the Option and the exercise price of the Option automatically will be adjusted. If there is a change in the number of outstanding shares of Common Stock or any change in the outstanding stock in the Company, the Committee will make any adjustments and modifications to the Option that it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee is authorized to make appropriate adjustments to the Option (including, without limitation, adjustments to the price vesting terms set forth in section 3).

        11. PLAN CONTROLS. In the event of any conflict between the provisions of the Plan and the provisions of this Award Notice, the provisions of the Plan will be controlling and determinative.


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